Exhibit 99.1

CWALT 2005-21CB                                                 MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool        2,405 records
All records                                               Balance: 414,000,686
==============================================================================


--------------------------------------------------------------------------------------------------------------------
                                                            Percent                         Wtd
                             Number of         Aggregate         of       Average           Avg
                               Initial         Principal    Initial     Principal          Calc
                              Mortgage           Balance   Mortgage   Outstanding           Rem      FICO  Original
Mortgage Rates (%)               Loans       Outstanding       Pool       Balance     WAC  Term     Score       LTV
--------------------------------------------------------------------------------------------------------------------
5.250                                3        569,963.00       0.14    189,987.67   5.250   360       752     74.72
5.375                                7      1,265,800.00       0.31    180,828.57   5.375   360       744     75.76
5.450                                1        180,000.00       0.04    180,000.00   5.450   360       692     90.00
5.500                               27      5,923,191.42       1.43    219,377.46   5.500   357       732     75.07
5.510                                1        143,990.00       0.03    143,990.00   6.000   360       672     86.22
5.610                                2        334,681.70       0.08    167,340.85   6.000   360       757     90.00
5.625                               87     16,569,115.01       4.00    190,449.60   5.625   360       719     72.06
5.650                                1        128,000.00       0.03    128,000.00   5.650   360       676     75.74
5.700                                2        211,150.00       0.05    105,575.00   5.700   360       722     72.84
5.735                                1        112,940.13       0.03    112,940.13   6.125   359       651     86.96
5.750                              343     65,349,985.98      15.78    190,524.74   5.750   359       721     66.65
5.770                                1        130,500.00       0.03    130,500.00   6.250   360       726     90.00
5.800                                3        404,000.00       0.10    134,666.67   5.871   360       712     79.88
5.850                                2        235,000.00       0.06    117,500.00   5.850   360       691     86.18
5.875                              446     81,754,212.26      19.75    183,305.41   5.875   359       719     67.52
5.885                                1         99,000.00       0.02     99,000.00   6.375   360       690     90.00
5.900                                1        192,000.00       0.05    192,000.00   5.900   360       696     80.00
5.910                                1         85,000.00       0.02     85,000.00   6.250   360       665     85.00
5.950                                1         81,900.00       0.02     81,900.00   5.950   360       736     90.00
5.955                                1        120,500.00       0.03    120,500.00   6.125   360       667     83.68
5.970                                1        317,600.00       0.08    317,600.00   6.250   360       704     83.36
5.990                                5      1,021,309.68       0.25    204,261.94   5.990   359       694     83.70
6.000                              214     37,288,519.24       9.01    174,245.42   6.000   359       715     72.05
6.005                                2        509,963.00       0.12    254,981.50   6.375   360       697     89.47
6.010                                6      1,042,100.00       0.25    173,683.33   6.500   360       674     88.58
6.020                                4        820,128.40       0.20    205,032.10   6.500   360       675     89.36
6.095                                1        110,500.00       0.03    110,500.00   6.375   360       670     85.00
6.105                                3        315,200.00       0.08    105,066.67   6.875   360       750     89.80
6.110                                6        991,100.00       0.24    165,183.33   6.500   360       684     89.62
6.120                                2        336,000.00       0.08    168,000.00   6.750   360       714     92.11
6.125                              196     34,754,238.39       8.39    177,317.54   6.125   358       706     73.23
6.130                                2        255,150.00       0.06    127,575.00   6.626   360       722     92.51
6.135                                2        364,500.00       0.09    182,250.00   6.625   360       716     90.00
6.145                                2        231,649.56       0.06    115,824.78   6.625   360       669     89.15
6.175                                1         99,500.00       0.02     99,500.00   6.375   360       715     84.32
6.210                                1        174,092.47       0.04    174,092.47   6.500   359       675     85.00
6.215                                1        256,000.00       0.06    256,000.00   6.875   360       698     87.08
6.220                                2        239,177.29       0.06    119,588.65   6.750   359       735     90.00
6.225                                2        289,655.00       0.07    144,827.50   6.875   360       687     95.00
6.230                                2        246,224.17       0.06    123,112.09   6.858   359       761     89.93
--------------------------------------------------------------------------------------------------------------------
Continued...
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

R:\A-E\countrywide\
2005-21CB\cw-20050405-data.cas        Apr 14, 2005 14:10           Page 1 of 7

CWALT 2005-21CB                                                 MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool        2,405 records
All records                                               Balance: 414,000,686
==============================================================================


--------------------------------------------------------------------------------------------------------------------
....continued
--------------------------------------------------------------------------------------------------------------------
                                                            Percent                         Wtd
                             Number of         Aggregate         of       Average           Avg
                               Initial         Principal    Initial     Principal          Calc
                              Mortgage           Balance   Mortgage   Outstanding           Rem      FICO  Original
Mortgage Rates (%)               Loans       Outstanding       Pool       Balance     WAC  Term     Score       LTV
--------------------------------------------------------------------------------------------------------------------
6.235                                2        303,644.72       0.07    151,822.36   6.625   359       716     88.84
6.240                                1         47,211.27       0.01     47,211.27   7.000   359       659     90.00
6.245                                1        123,500.00       0.03    123,500.00   6.875   360       700     95.00
6.250                              186     32,036,806.45       7.74    172,240.89   6.252   360       712     77.07
6.270                                1        145,800.00       0.04    145,800.00   6.750   360       667     90.00
6.285                                1        122,300.00       0.03    122,300.00   6.875   360       706     94.08
6.290                                1        144,000.00       0.03    144,000.00   6.500   360       754     90.00
6.335                                1        170,849.13       0.04    170,849.13   6.625   359       689     84.65
6.345                                1        108,358.89       0.03    108,358.89   6.875   359       714     90.00
6.375                              144     22,853,130.67       5.52    158,702.30   6.375   359       711     77.78
6.410                                1        218,100.00       0.05    218,100.00   6.750   360       713     88.30
6.475                                1        182,400.00       0.04    182,400.00   7.125   360       739     95.00
6.485                                1        349,705.95       0.08    349,705.95   6.875   359       670     87.50
6.500                              465     70,916,708.84      17.13    152,509.05   6.500   359       705     76.26
6.625                              205     31,851,003.06       7.69    155,370.75   6.625   359       701     76.63
6.750                                4        544,830.00       0.13    136,207.50   6.750   360       686     81.99
6.875                                2        328,800.00       0.08    164,400.00   6.875   359       664     73.87
--------------------------------------------------------------------------------------------------------------------
Total:                            2405    414,000,685.68     100.00    172,141.66   6.109   359       713     72.71
--------------------------------------------------------------------------------------------------------------------
Minimum: 5.2500
Maximum: 6.8750
Weighted Average:  6.0982
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

R:\A-E\countrywide\
2005-21CB\cw-20050405-data.cas        Apr 14, 2005 14:10           Page 2 of 7

CWALT 2005-21CB                                                 MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool        2,405 records
All records                                               Balance: 414,000,686
==============================================================================



--------------------------------------------------------------------------------------------------------------------
                                                            Percent                         Wtd
                             Number of         Aggregate         of       Average           Avg
                               Initial         Principal    Initial     Principal          Calc
Current Mortgage Loan         Mortgage           Balance   Mortgage   Outstanding           Rem      FICO  Original
Amounts                          Loans       Outstanding       Pool       Balance     WAC  Term     Score       LTV
--------------------------------------------------------------------------------------------------------------------
<= 150,000.01                     1174    121,958,689.13      29.46    103,883.04   6.172   359       714     73.85
150,000.02 - 200,000.01            467     81,535,855.28      19.69    174,594.98   6.105   359       714     72.92
200,000.02 - 250,000.01            314     70,832,849.61      17.11    225,582.32   6.081   360       710     72.08
250,000.02 - 300,000.01            219     60,325,822.22      14.57    275,460.38   6.068   359       710     72.67
300,000.02 - 350,000.01            152     49,352,886.43      11.92    324,690.04   6.120   360       710     72.39
350,000.02 - 400,000.01             64     23,105,341.14       5.58    361,020.96   5.987   360       719     69.22
400,000.02 - 450,000.01              7      2,981,600.00       0.72    425,942.86   6.219   351       703     69.92
450,000.02 - 500,000.01              5      2,358,163.87       0.57    471,632.77   5.925   359       719     69.15
500,000.02 - 550,000.01              3      1,549,478.00       0.37    516,492.67   5.836   360       793     76.03
--------------------------------------------------------------------------------------------------------------------
Total:                            2405    414,000,685.68     100.00    172,141.66   6.109   359       713     72.71
--------------------------------------------------------------------------------------------------------------------
Minimum: 20,900.00
Maximum: 530,000.00
Average: 172,141.66
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                            Percent                         Wtd
                             Number of         Aggregate         of       Average           Avg
                               Initial         Principal    Initial     Principal          Calc
                              Mortgage           Balance   Mortgage   Outstanding           Rem      FICO  Original
FICO Score                       Loans       Outstanding       Pool       Balance     WAC  Term     Score       LTV
--------------------------------------------------------------------------------------------------------------------
660 >=                             376     63,688,382.50      15.38    169,384.00   6.135   358       640     71.82
661 - 680                          324     56,118,541.90      13.56    173,205.38   6.200   359       671     74.61
681 - 700                          323     57,740,032.40      13.95    178,761.71   6.149   359       690     74.90
701 - 720                          329     57,617,875.14      13.92    175,130.32   6.131   359       710     74.45
721 >=                            1053    178,835,853.74      43.20    169,834.62   6.051   359       760     71.17
--------------------------------------------------------------------------------------------------------------------
Total:                            2405    414,000,685.68     100.00    172,141.66   6.109   359       713     72.71
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

R:\A-E\countrywide\
2005-21CB\cw-20050405-data.cas        Apr 14, 2005 14:10           Page 3 of 7

CWALT 2005-21CB                                                 MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool        2,405 records
All records                                               Balance: 414,000,686
==============================================================================



--------------------------------------------------------------------------------------------------------------------
                                                            Percent                         Wtd
                             Number of         Aggregate         of       Average           Avg
                               Initial         Principal    Initial     Principal          Calc
Type                          Mortgage           Balance   Mortgage   Outstanding           Rem      FICO  Original
Program                          Loans       Outstanding       Pool       Balance     WAC  Term     Score       LTV
--------------------------------------------------------------------------------------------------------------------
Full                               986    168,236,531.57      40.64    170,625.29   6.002   359       709     72.98
Reduced                            417     77,469,962.03      18.71    185,779.29   6.370   359       703     76.10
Alternative                        491     75,625,969.57      18.27    154,024.38   6.046   359       710     73.91
Preferred                          304     57,289,867.19      13.84    188,453.51   6.024   360       750     69.33
NINA                               143     23,969,639.52       5.79    167,619.86   6.355   359       700     67.69
SISA                                41      8,038,378.74       1.94    196,058.02   6.396   360       686     68.23
Streamline                          17      2,383,648.32       0.58    140,214.61   5.942   360       701     63.14
CLUES                                6        986,688.74       0.24    164,448.12   5.837   360       789     47.00
--------------------------------------------------------------------------------------------------------------------
Total:                            2405    414,000,685.68     100.00    172,141.66   6.109   359       713     72.71
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                            Percent                         Wtd
                             Number of         Aggregate         of       Average           Avg
                               Initial         Principal    Initial     Principal          Calc
Original                      Mortgage           Balance   Mortgage   Outstanding           Rem      FICO  Original
Loan-to-Value Ratio (%)          Loans       Outstanding       Pool       Balance     WAC  Term     Score       LTV
--------------------------------------------------------------------------------------------------------------------
<= 50.00                           224     37,488,761.25       9.06    167,360.54   5.966   359       728     40.65
50.01 - 55.00                       68     11,817,938.50       2.85    173,793.21   5.985   358       718     52.69
55.01 - 60.00                      123     23,814,368.34       5.75    193,612.75   6.002   360       710     57.69
60.01 - 65.00                      152     28,833,636.86       6.96    189,694.98   5.966   359       710     62.97
65.01 - 70.00                      175     32,622,450.52       7.88    186,414.00   6.090   358       715     68.48
70.01 - 75.00                      240     43,190,959.67      10.43    179,962.33   6.097   359       699     73.31
75.01 - 80.00                     1032    177,212,705.37      42.80    171,717.74   6.126   359       717     79.50
80.01 - 85.00                       53      8,382,982.82       2.02    158,169.49   6.171   356       698     84.08
85.01 - 90.00                      289     42,417,865.69      10.25    146,774.62   6.309   359       698     89.41
90.01 - 95.00                       48      8,054,016.66       1.95    167,792.01   6.447   360       727     94.78
95.01 - 100.00                       1        165,000.00       0.04    165,000.00   6.375   360       676    100.00
--------------------------------------------------------------------------------------------------------------------
Total:                            2405    414,000,685.68     100.00    172,141.66   6.109   359       713     72.71
--------------------------------------------------------------------------------------------------------------------
Minimum: 9.14
Maximum: 100.00
Weighted Average by Current Balance:  72.71
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

R:\A-E\countrywide\
2005-21CB\cw-20050405-data.cas        Apr 14, 2005 14:10           Page 4 of 7

CWALT 2005-21CB                                                 MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool        2,405 records
All records                                               Balance: 414,000,686
==============================================================================



--------------------------------------------------------------------------------------------------------------------
                                                            Percent                         Wtd
                             Number of         Aggregate         of       Average           Avg
                               Initial         Principal    Initial     Principal          Calc
                              Mortgage           Balance   Mortgage   Outstanding           Rem      FICO  Original
State                            Loans       Outstanding       Pool       Balance     WAC  Term     Score       LTV
--------------------------------------------------------------------------------------------------------------------
Alabama                             49      5,945,770.54       1.44    121,342.26   6.104   360       723     79.54
Alaska                               5        865,971.26       0.21    173,194.25   5.987   359       726     78.73
Arizona                            116     18,807,254.17       4.54    162,131.50   6.131   359       719     75.20
Arkansas                            16      1,549,701.83       0.37     96,856.36   6.063   351       713     82.38
California                         409     95,191,189.06      22.99    232,741.29   5.984   359       711     64.66
Colorado                            59     10,024,998.10       2.42    169,915.22   5.998   360       721     76.72
Connecticut                         29      5,621,205.82       1.36    193,834.68   6.293   358       697     67.73
Delaware                            12      1,927,017.91       0.47    160,584.83   6.354   359       703     78.70
District of Columbia                 3        694,400.00       0.17    231,466.67   5.990   360       685     69.34
Florida                            206     31,839,254.69       7.69    154,559.49   6.208   359       714     76.21
Georgia                             66      9,021,810.97       2.18    136,694.11   6.137   360       710     79.82
Hawaii                              19      6,454,762.52       1.56    339,724.34   5.954   360       731     70.48
Idaho                               21      2,828,138.82       0.68    134,673.28   6.269   360       714     77.48
Illinois                            95     17,031,640.09       4.11    179,280.42   6.196   360       715     76.40
Indiana                             50      6,160,486.24       1.49    123,209.72   6.152   360       714     78.70
Iowa                                11      1,385,783.29       0.33    125,980.30   6.049   360       716     82.88
Kansas                              17      2,152,182.17       0.52    126,598.95   6.116   360       717     78.42
Kentucky                            30      3,871,954.26       0.94    129,065.14   6.132   360       711     79.05
Louisiana                           17      2,391,342.43       0.58    140,667.20   6.164   360       690     79.11
Maine                                8      1,953,100.00       0.47    244,137.50   6.235   360       739     74.50
Maryland                            44      8,549,071.13       2.06    194,297.07   6.176   360       693     70.47
Massachusetts                       30      7,112,404.37       1.72    237,080.15   6.070   360       710     69.05
Michigan                            70      9,607,088.83       2.32    137,244.13   6.178   360       719     76.37
Minnesota                           34      5,469,454.35       1.32    160,866.30   6.144   360       704     77.75
Mississippi                         15      1,503,618.11       0.36    100,241.21   6.391   360       705     82.45
Missouri                            43      6,270,860.82       1.51    145,833.97   6.248   360       720     79.23
Montana                              8        907,839.43       0.22    113,479.93   6.085   360       716     73.11
Nebraska                            13      1,403,381.01       0.34    107,952.39   6.268   359       712     79.39
Nevada                              65     12,864,866.01       3.11    197,921.02   6.139   360       721     69.23
New Hampshire                       10      2,215,870.14       0.54    221,587.01   6.136   360       698     79.03
New Jersey                          99     20,527,507.28       4.96    207,348.56   6.324   358       695     74.19
New Mexico                          13      1,932,188.29       0.47    148,629.87   6.229   360       704     83.67
New York                            77     16,568,444.52       4.00    215,174.60   6.177   358       704     70.25
North Carolina                      52      7,499,840.45       1.81    144,227.70   6.009   360       727     70.78
Ohio                                67      7,653,281.65       1.85    114,228.08   6.163   359       700     78.92
Oklahoma                            24      3,285,348.04       0.79    136,889.50   6.125   357       719     81.28
Oregon                              46      7,353,610.86       1.78    159,861.11   5.919   360       718     72.48
Pennsylvania                        52      6,284,738.44       1.52    120,860.35   6.289   356       715     77.59
Rhode Island                        17      3,096,164.42       0.75    182,127.32   5.931   357       712     69.04
South Carolina                      21      2,539,091.21       0.61    120,909.11   6.081   360       738     79.56
--------------------------------------------------------------------------------------------------------------------
Continued...
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

R:\A-E\countrywide\
2005-21CB\cw-20050405-data.cas        Apr 14, 2005 14:10           Page 5 of 7

CWALT 2005-21CB                                                 MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool        2,405 records
All records                                               Balance: 414,000,686
==============================================================================



--------------------------------------------------------------------------------------------------------------------
....continued
--------------------------------------------------------------------------------------------------------------------
                                                            Percent                         Wtd
                             Number of         Aggregate         of       Average           Avg
                               Initial         Principal    Initial     Principal          Calc
                              Mortgage           Balance   Mortgage   Outstanding           Rem      FICO  Original
State                            Loans       Outstanding       Pool       Balance     WAC  Term     Score       LTV
--------------------------------------------------------------------------------------------------------------------
South Dakota                         3        338,528.04       0.08    112,842.68   6.293   360       702     84.18
Tennessee                           45      5,908,149.77       1.43    131,292.22   6.135   360       717     79.31
Texas                               77     10,357,862.06       2.50    134,517.69   6.197   360       716     77.46
Utah                                35      5,413,477.40       1.31    154,670.78   6.045   356       723     76.07
Vermont                              5        648,302.00       0.16    129,660.40   6.411   360       700     72.02
Virginia                            62     10,171,737.37       2.46    164,060.28   6.070   359       708     71.19
Washington                          86     15,064,738.58       3.64    175,171.38   5.967   359       726     73.20
West Virginia                        5        763,330.50       0.18    152,666.10   5.955   360       694     81.52
Wisconsin                           42      6,191,442.72       1.50    147,415.30   6.178   360       716     77.48
Wyoming                              7        780,483.71       0.19    111,497.67   6.019   360       717     68.04
--------------------------------------------------------------------------------------------------------------------
Total:                            2405    414,000,685.68     100.00    172,141.66   6.109   359       713     72.71
--------------------------------------------------------------------------------------------------------------------
Number of States Represented: 50
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                            Percent                         Wtd
                             Number of         Aggregate         of       Average           Avg
                               Initial         Principal    Initial     Principal          Calc
                              Mortgage           Balance   Mortgage   Outstanding           Rem      FICO  Original
Loan Purpose                     Loans       Outstanding       Pool       Balance     WAC  Term     Score       LTV
--------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               1099    201,616,500.06      48.70    183,454.50   6.054   359       703     69.75
Purchase                           991    157,920,157.14      38.14    159,354.35   6.194   360       725     78.11
Refinance - Rate Term              315     54,464,028.48      13.16    172,901.68   6.066   359       715     68.01
--------------------------------------------------------------------------------------------------------------------
Total:                            2405    414,000,685.68     100.00    172,141.66   6.109   359       713     72.71
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

R:\A-E\countrywide\
2005-21CB\cw-20050405-data.cas        Apr 14, 2005 14:10           Page 6 of 7

CWALT 2005-21CB                                                 MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool        2,405 records
All records                                               Balance: 414,000,686
==============================================================================



--------------------------------------------------------------------------------------------------------------------
                                                            Percent                         Wtd
                             Number of         Aggregate         of       Average           Avg
                               Initial         Principal    Initial     Principal          Calc
                              Mortgage           Balance   Mortgage   Outstanding           Rem      FICO  Original
Property Type                    Loans       Outstanding       Pool       Balance     WAC  Term     Score       LTV
--------------------------------------------------------------------------------------------------------------------
Single Family                     1776    299,428,144.96      72.33    168,596.93   6.089   359       710     73.04
Residence
PUD                                360     66,024,172.44      15.95    183,400.48   6.101   359       716     72.41
2-4 Family                         132     26,428,734.35       6.38    200,217.68   6.298   358       718     70.98
Condo                              137     22,119,633.93       5.34    161,457.18   6.175   360       727     71.22
--------------------------------------------------------------------------------------------------------------------
Total:                            2405    414,000,685.68     100.00    172,141.66   6.109   359       713     72.71
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                            Percent                         Wtd
                             Number of         Aggregate         of       Average           Avg
                               Initial         Principal    Initial     Principal          Calc
                              Mortgage           Balance   Mortgage   Outstanding           Rem      FICO  Original
Occupancy Type                   Loans       Outstanding       Pool       Balance     WAC  Term     Score       LTV
--------------------------------------------------------------------------------------------------------------------
Primary                           1879    342,361,371.94      82.70    182,204.03   6.075   359       711     72.35
Investment                         461     60,334,092.41      14.57    130,876.56   6.283   358       725     75.10
Second Home                         65     11,305,221.33       2.73    173,926.48   6.221   360       709     71.06
--------------------------------------------------------------------------------------------------------------------
Total:                            2405    414,000,685.68     100.00    172,141.66   6.109   359       713     72.71
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                            Percent                         Wtd
                             Number of         Aggregate         of       Average           Avg
                               Initial         Principal    Initial     Principal          Calc
Remaining Term to             Mortgage           Balance   Mortgage   Outstanding           Rem      FICO  Original
Maturity (Months)                Loans       Outstanding       Pool       Balance     WAC  Term     Score       LTV
--------------------------------------------------------------------------------------------------------------------
181 - 240                            7        997,325.27       0.24    142,475.04   6.018   238       644     66.59
241 - 300                            8      1,758,076.98       0.42    219,759.62   6.127   300       721     71.59
301 - 360                         2390    411,245,283.43      99.33    172,069.16   6.109   360       713     72.73
--------------------------------------------------------------------------------------------------------------------
Total:                            2405    414,000,685.68     100.00    172,141.66   6.109   359       713     72.71
--------------------------------------------------------------------------------------------------------------------
Minimum: 232
Maximum: 360
Weighted Average: 359.2
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

R:\A-E\countrywide\
2005-21CB\cw-20050405-data.cas        Apr 14, 2005 14:10           Page 7 of 7